UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2007

National Fuel Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 21, 2007, National Fuel Gas Company (the "Company") sent a letter to retirees of the Company and its subsidiaries regarding matters involving New Mountain Vantage Advisers, L.L.C. The version of the letter sent to retirees living in New York State is hereby incorporated by reference into this Item 8.01 and filed as part of this Current Report as Exhibit 99.1. The version of the letter sent to retirees living in Pennsylvania is hereby incorporated by reference into this Item 8.01 and filed as part of this Current Report as Exhibit 99.2. The version of the letter sent to retirees living in states other than New York and Pennsylvania is hereby incorporated by reference into this Item 8.01 and filed as part of this Current Report as Exhibit 99.3.

Neither the filing of the letters as exhibits to this Current Report nor the inclusion in such letters of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 - Letter to retirees living in New York State

Exhibit 99.2 - Letter to retirees living in Pennsylvania

Exhibit 99.3 - Letter to retirees living in states other than New York and Pennsylvania

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with its 2008 Annual Meeting, National Fuel Gas Company has filed a preliminary proxy statement and will be filing a definitive proxy statement, WHITE proxy card and other materials with the U.S. Securities and Exchange Commission ("SEC"). We urge investors to read the proxy statement and these other materials carefully when they become available, because they will contain important information about National Fuel Gas Company and the matters to be considered at its annual meeting. Investors may contact Morrow & Co., LLC, National Fuel Gas Company’s proxy advisor for the 2008 Annual Meeting, at (800) 252-1959 or by email at nfginfo@morrowco.com. Investors may also obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning National Fuel Gas Company at the SEC’s website at http://www.sec.gov. Free copies of National Fuel Gas Company’s SEC filings are also available on National Fuel Gas Company’s website at http://www.nationalfuelgas.com. These materials and other documents may also be obtained for free from: Secretary, National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221, (716) 857-7000.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

National Fuel Gas Company and its directors are, and certain of its officers and employees may be deemed to be, participants in the solicitation of proxies from National Fuel Gas Company’s stockholders with respect to the matters considered at National Fuel Gas Company’s 2008 Annual Meeting. Information regarding these directors, and these certain officers and employees, is included in the preliminary proxy statement on Schedule 14A filed with the SEC on December 17, 2007, and on National Fuel Gas Company's website at http://www.nationalfuelgas.com. Security holders can also obtain information with respect to the identity of the participants and potential participants in the solicitation and a description of their direct or indirect interests, by security holdings or otherwise, for free, by contacting: Secretary, National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221, (716) 857-7000. More detailed information with respect to the identity of the participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with National Fuel Gas Company’s 2008 Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Fuel Gas Company

December 21, 2007	By:	/s/ James R. Peterson

Name: James R. Peterson
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Letter to retirees living in New York State
99.2	Letter to retirees living in Pennsylvania
99.3	Letter to retirees living in states other than New York and Pennsylvania